JPMORGAN ACCESS FUNDS

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

(All Share Classes)

(each a series of JPMorgan Trust I)

(each a “Fund” and collectively, the “Funds”)

Supplement dated November 30, 2017 to the Prospectus and Summary

Prospectuses dated November 1, 2017, as supplemented

Effective January 1, 2018, the Access Balanced Composite Benchmark will consist of MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Barclays Global Aggregate Index Hedged (40%), and HFRX Global Hedge Fund Index (5%).

Also effective January 1, 2018, the Access Growth Composite Benchmark will consist of MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Barclays Global Aggregate Index Hedged (20%), and HFRX Global Hedge Fund Index (5%).

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS AND SUMMARY PROSPECTUS FOR FUTURE REFERENCE

SUP-ACCESS-1117